AASGARD SMALL & MID-CAP FUND

No Load Class	AADGX

Supplement dated October 13, 2021, to the Summary Prospectus dated July 29, 2021

Coldstream Capital Management, Inc., the Advisor to the Aasgard Small & Mid-Cap Fund (the “Fund”), has recommended, and the Board of Trustees of Advisors Series Trust has approved, the liquidation and termination of the Fund. The decision was made to exit the fund business and offer this strategy solely through separate accounts, which will reduce expenses for investors continuing in the strategy.

The liquidation is expected to occur after the close of business on November 12, 2021. Prior to the liquidation date, the Fund will be converted to cash and cash equivalents. Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund.

Effective immediately, the Fund will no longer accept purchases of new shares. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus. Accounts not redeemed by November 12, 2021, will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. You must notify the Fund or your financial advisor prior to November 11, 2021 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at 1-877-476-1909 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Summary Prospectus
for future reference.